SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 11, 2000
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                          Valassis Communications, Inc
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             (Exact name of registrant as specified in its charter)





            Delaware                   1-10991               38-2760940
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  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)         Identification No.


19975 Victor Parkway, Livonia, Michigan                48152
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   (Address of principal executive offices)          (Zip Code)


(Registrant's telephone number, including area code): 734-591-3000
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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Valassis Data Management, Inc. ("VDM"), a wholly owned subsidiary of Valassis Communications, Inc. ("VCI"), entered into a Unit Purchase Agreement dated August 11, 2000 with PreVision Marketing, LLC ("PVM"), PreVision Marketing, Inc. ("Seller"), Clifford Blake, Deirdre Girard and Deborah Pine (the "Purchase Agreement"), filed herewith as Exhibit 2.1. The following is a summary and is qualified in its entirety by reference to the Purchase Agreement.

         Pursuant to the Purchase Agreement, VDM acquired 80% of the outstanding membership interests of PVM from Seller. In exchange for such interests, VDM paid $30,000,000 in cash and VCI issued 145,137 shares of its unregistered common stock. In addition, the Purchase Agreement provides for additional payments contingent on the future pre-tax earnings of PVM through 2003 (and in certain circumstances, through 2005). The Purchase Agreement also allows the Seller to require VCI to purchase, on behalf of VDM, the remaining 20% of PVM in certain circumstances. In addition, VDM may require the Seller to sell the remaining 20% to VCI, on behalf of VDM, in certain circumstances.

         VCI paid the cash portion of the purchase price out of its existing revolving credit facility with a syndicate of banks, led by Comerica Bank, Harris Trust and Savings Bank, and the Long-Term Credit Bank of Japan, Ltd. Chicago Branch.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

                  2.1    Unit Purchase Agreement.*

                  99.1   Press Release of the Registrant, dated August 14, 2000.



* The registrant undertakes to file supplementally a copy of any schedule to the Unit Purchase Agreement to the Securities Exchange Commission upon request.



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            VALASSIS COMMUNICATIONS, INC.


Dated:  August 25, 2000     By:      /s/ Robert L. Recchia
                               ---------------------------------
                                Robert L. Recchia
                                Executive Vice President-Chief Financial Officer



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                                  EXHIBIT INDEX
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Exhibit Number           Description
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     2.1                 Unit Purchase Agreement.*

     99.1                Press Release of the Registrant, dated August 14, 2000.



* The registrant undertakes to file supplementally a copy of any schedule to the Unit purchase Agreement to the Securities Exchange Commission upon request.



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